SCOTTISH RE

                           SCOTTISH RE GROUP LIMITED




                                      2006
                                 SECOND QUARTER





                           Financial Data Supplement
                           Through the Second Quarter
                              Ended June 30, 2006
                                  (unaudited)

                            Scottish Re Group Limited

                        Financial Data Supplement Package
                                Table of Contents

--------------------------------------------------------------------------------
Title                                                                      Page
--------------------------------------------------------------------------------
Definitions and Notes                                                         1
Summary Financial Results                                                     2
Quarterly Consolidated Balance Sheets
   - Assets                                                                   3
   - Liabilities and Shareholders' Equity                                     4
Quarterly Consolidated Statements of Income                                   5
Supplemental Information
   - Net Operating Earnings                                                   6
   - Return on Equity                                                         6
   - Book Value per Share                                                     7
   - Segment Operating Results
       > North America                                                        8
       > International                                                        9
       > Corporate & Other                                                    10
   - International Segment Operating Revenues by Business Line                11
   - Life Reinsurance Key Operating Ratios
       > Current Quarter                                                      12
       > Year To Date                                                         13
   - Investments
       > Total Portfolio                                                      14
       > Core Portfolio (excluding Triple X Transactions)                     15
       > Funds Withheld at Interest                                           16
       > Triple X Transactions                                                17
   - North America Life Reinsurance Inforce and Premiums                      18
   - North America Financial Solutions GAAP Reserves                          18
   - Collateral Finance Facilities:  Summary of Key Terms                  19-20
Financial Strength Ratings Summary                                            21
Analyst Coverage                                                              21
Investor Relations Contact                                                    21
--------------------------------------------------------------------------------

                            Scottish Re Group Limited

                        Financial Data Supplement Package
                              Definitions and Notes

The following document contains supplemental quarterly financial and statistical information for the quarter and six months ended June 30, 2006. This document is dated as of August 2, 2006. Scottish Re Group Limited and its affiliates ("Scottish Re") do not undertake a duty to update such information after such date.

The information reported herein was derived from Scottish Re's various administrative and financial reporting systems, but not necessarily its financial statements. These statistics attempt to measure only some of the many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

From time to time, Scottish Re provides additional financial information, which is available on its web site at www.scottishre.com.

Non-GAAP Financial Measures

Scottish Re uses various non-GAAP financial measures to assist it in managing its businesses. In this Financial Data Supplement, Scottish Re is pleased to share several of these measures, their definitions and reconciliations to their reported GAAP counterparts. While these items may be significant components in under- standing and assessing the Company's consolidated financial performance, operating results and financial condition, they are not a substitute for measures determined in accordance with GAAP. Reconciliations to GAAP measures and other definitions of calculations are provided below and elsewhere in this package.

   o    Net operating earnings (loss) available to ordinary shareholders
        The Company determines net operating earnings (loss) available to ordinary shareholders by adjusting net income (loss) available to ordinary shareholders by net realized capital gains and losses and the change in value of embedded derivatives, as adjusted for the related effects upon the amortization of deferred acquisition costs, and taxes related to these items as well as acquisition-related due diligence costs in 2004. This reconciliation is illustrated on page 6.

   o    Return on equity
        The Company determines return on equity by dividing the trailing twelve months net operating earnings (loss) available to ordinary shareholders (see above) by average shareholders' equity, as adjusted for preferred shares, accumulated other comprehensive income (AOCI), fair value of embedded derivatives (net), and prepaid variable forward share contract (PVFSC). This calculation is illustrated on page 6.

   o    Book value per share
        The Company calculates three related measures of book value per share as follows:
          1) Basic book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares and PVFSC, by end of period ordinary shares outstanding.
          2) Basic book value, excluding AOCI and fair value of embedded derivatives, per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, PVFSC, AOCI, and fair value of embedded derivatives (net), by end of period ordinary shares outstanding.
          3) Fully converted book value per ordinary share is determined by dividing end of period total shareholders' equity, as adjusted for preferred shares, PVFSC, AOCI, fair value of embedded derivatives
          (net), and net proceeds from the assumed conversion of various instruments into common shares by end of period ordinary shares outstanding, as adjusted by adding potential shares issued from the assumed exercise of various options and restricted stock units, and conversion of various instruments into common shares.

        These book value per share calculations are illustrated on page 7.

                            Scottish Re Group Limited

                            Summary Financial Results
        (Stated in Thousands of United States Dollars, Except Share Data)
                                   (unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            Three months       Three months
                                                                                               ended             ended
Earnings                                                                                     30-Jun-05          30-Jun-06
-------------------------------------------------------------------------------------------------------------------------------

Net operating earnings (loss) available to ordinary shareholders (1)                              $19,715        ($130,313)
Net income (loss) available to ordinary shareholders                                               $1,591        ($123,927)
Net operating earnings (loss) per ordinary share:
  Basic                                                                                             $0.45           ($2.43)
  Diluted                                                                                           $0.42           ($2.43)
Net income (loss) per ordinary share:
  Basic                                                                                             $0.04           ($2.31)
  Diluted                                                                                           $0.03           ($2.31)

-------------------------------------------------------------------------------------------------------------------------------
Stock Data
-------------------------------------------------------------------------------------------------------------------------------

Closing price per share (at end of period indicated)                                               $24.24           $16.68
Dividends declared per ordinary share                                                               $0.05            $0.00
Weighted average ordinary shares outstanding:
  Basic                                                                                        43,462,385       53,720,242
  Diluted                                                                                      47,136,889       53,720,242

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Return on Equity (1)                                                                           30-Sep-05        31-Dec-05
-------------------------------------------------------------------------------------------------------------------------------

Return on average shareholders' equity, trailing twelve months                                      12.9%            13.0%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Book Value per Share (2)
-------------------------------------------------------------------------------------------------------------------------------

Basic book value per ordinary share                                                                $20.60           $21.48
Basic book value per ordinary share (excluding accumulated other comprehensive income
  and fair value of embedded derivatives, net)                                                     $20.98           $21.89
Fully converted book value per ordinary share (excluding accumulated other comprehensive
  income and fair value of embedded derivatives, net)                                              $20.45           $21.17

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                Six months       Six months
                                                                                                 ended            ended
Earnings                                                                                        30-Jun-05        30-Jun-06
---------------------------------------------------------------------------------------------------------------------------

Net operating earnings (loss) available to ordinary shareholders (1)                              $46,645        ($116,038)
Net income (loss) available to ordinary shareholders                                              $35,011        ($112,344)
Net operating earnings (loss) per ordinary share:
  Basic                                                                                             $1.12           ($2.17)
  Diluted                                                                                           $1.01           ($2.17)
Net income (loss) per ordinary share:
  Basic                                                                                             $0.84           ($2.10)
  Diluted                                                                                           $0.76           ($2.10)

---------------------------------------------------------------------------------------------------------------------------
Stock Data
---------------------------------------------------------------------------------------------------------------------------

Closing price per share (at end of period indicated)                                               $24.24           $16.68
Dividends declared per ordinary share                                                               $0.10            $0.05
Weighted average ordinary shares outstanding:
  Basic                                                                                        41,726,320       53,578,152
  Diluted                                                                                      46,179,275       53,578,152

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Return on Equity (1)                                                                           31-Mar-06        30-Jun-06
---------------------------------------------------------------------------------------------------------------------------

Return on average shareholders' equity, trailing twelve months                                      11.5%            -3.3%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Book Value per Share (2)
---------------------------------------------------------------------------------------------------------------------------

Basic book value per ordinary share                                                                $20.80           $17.73
Basic book value per ordinary share (excluding accumulated other comprehensive income
 and fair value of embedded derivatives, net)                                                      $21.89           $19.45
Fully converted book value per ordinary share (excluding accumulated other comprehensive
 income and fair value of embedded derivatives, net)                                               $21.13           $19.27

---------------------------------------------------------------------------------------------------------------------------

(1) Please refer to page 6 for details on the calculation of these figures
(2) Please refer to page 7 for details on the calculation of these figures

                            Scottish Re Group Limited

                      Quarterly Consolidated Balance Sheets
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                           30-Jun        30-Sep       31-Dec       31-Mar       30-Jun         30-Sep       31-Dec
                                            2004          2004         2004         2005         2005           2005         2005
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
  Fixed maturity investments            $2,548,635    $2,797,450    $3,392,463   $4,445,745    $5,119,254    $5,062,020   $5,292,595
  Preferred stock                          134,139       125,082       125,204      124,537       130,231       156,422      133,804
  Cash and cash equivalents                270,503       191,016       794,639      831,078       320,531       486,527    1,420,205
  Other investments                         16,755        16,412        16,250       24,979        24,594        49,759       54,619
  Funds withheld at interest             1,474,287     1,477,870     2,056,280    1,920,730     1,895,353     1,892,077    2,597,416
                                        ----------    ----------    ----------   ----------    ----------    ----------   ----------
Total investments                        4,444,319     4,607,830     6,384,836    7,347,069     7,489,963     7,646,805    9,498,639

  Accrued interest receivable               26,408        24,159        32,092       40,983        39,645        41,368       44,012
  Reinsurance balances
    and risk fees receivable               324,723       288,377       495,517      492,217       443,589       522,885      325,372
  Deferred acquisition costs               390,661       411,880       417,306      491,643       477,449       505,506      594,583
  Amounts recoverable from reinsurers      746,161       703,288       680,956      766,207       792,296       731,578      551,288
  Present value of in-force business        11,922        38,349        62,164       60,500        58,752        56,763       54,743
  Goodwill                                  35,847        34,125        34,125       34,125        34,125        34,125       34,125
  Other assets                              68,710        24,241        38,926       61,161       188,715        63,488       87,198
  Current income tax receivable                  0        10,716         7,712        2,553         9,189        16,791            0
  Deferred tax benefit                      31,870         9,623        15,030       25,289        11,729        34,805       55,453
  Segregated assets                        794,020       740,220       783,573      774,162       799,329       772,526      760,707
                                          --------      --------      --------     --------      --------      --------     --------
TOTAL ASSETS                            $6,874,641    $6,892,808    $8,952,237  $10,095,909   $10,344,781   $10,426,640  $12,006,120

--------------------------------------------------------------------
                                             31-Mar        30-Jun
                                              2006          2006
--------------------------------------------------------------------

ASSETS
  Fixed maturity investments                $6,066,176    $8,126,980
  Preferred stock                              131,722       128,137
  Cash and cash equivalents                    690,076     1,563,341
  Other investments                             64,141        64,701
  Funds withheld at interest                 2,610,195     2,175,141
                                             ---------     ---------
Total investments                            9,562,310    12,058,300

  Accrued interest receivable                   45,371        71,411
  Reinsurance balances
    and risk fees receivable                   381,095       306,454
  Deferred acquisition costs                   620,385       643,211
  Amounts recoverable from reinsurers          605,241       532,000
  Present value of in-force business            53,826        52,924
  Goodwill                                      34,125        34,125
  Other assets                                  94,719       124,349
  Current income tax receivable                      0             0
  Deferred tax benefit                          79,435         5,901
  Segregated assets                            780,132       776,048
                                               -------       -------
TOTAL ASSETS                               $12,256,639   $14,604,723

                            Scottish Re Group Limited

        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                                                 30-Jun       30-Sep        31-Dec        31-Mar       30-Jun        30-Sep
                                                  2004         2004          2004          2005         2005          2005
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Reserves for future policy benefits          $1,684,603    $1,602,348    $3,301,715   $3,537,190    $3,524,757    $3,592,779
  Interest sensitive contract liabilities       3,220,301     3,136,930     3,181,447    3,258,276     3,278,793     3,283,154
  Collateral finance facilities                         0       200,000       200,000    1,050,000     1,050,000     1,050,000
  Loans Payable                                         0             0             0            0             0             0
  Accounts payable and other liabilites            48,861        52,155        68,311       61,623       115,782       104,413
  Reinsurance balances payable                    105,452        93,946       116,589      105,371       100,060       161,277
  Current income tax payable                        5,991             0             0            0             0             0
  7.00% convertible junior
   subordinated notes                                   0             0        41,282       42,005             0             0
  Long term debt                                  194,500       194,500       244,500      244,500       244,500       244,500
  Segregated liabilities                          794,020       740,220       783,573      774,162       799,329       772,526
                                                  -------       -------       -------      -------       -------       -------
TOTAL LIABILITIES                               6,053,728     6,020,099     7,937,417    9,073,127     9,113,221     9,208,649

Minority interest                                   9,188         9,535         9,697        9,844         9,920         9,977
Mezzanine equity                                  142,145       142,296       142,449      142,599       142,753       142,906

SHAREHOLDERS' EQUITY
  Ordinary shares, par value $0.01 per share          358           359           399          400           454           456
  Preferred shares, par value $0.01 per share           0             0             0            0       125,000       125,000
  Prepaid variable share forward contract               0             0             0            0             0             0
  Additional paid-in capital                      555,445       556,173       684,719      687,024       726,850       729,773
  Accumulated other comprehensive income           (3,139)       37,644        31,604        5,703        50,051         3,704
  Retained earnings                               116,916       126,702       145,952      177,212       176,532       206,175
                                                  -------       -------       -------      -------       -------       -------
TOTAL SHAREHOLDERS' EQUITY                        669,580       720,878       862,674      870,339     1,078,887     1,065,108

TOTAL LIABILITIES, MINORITY
  INTEREST, MEZZANINE EQUITY,
  AND SHAREHOLDERS' EQTY                       $6,874,641    $6,892,808    $8,952,237  $10,095,909   $10,344,781   $10,426,640

Ordinary shares outstanding                    35,828,462    35,905,962    39,931,145   40,022,945    45,453,472    45,627,372
Preferred shares outstanding                            0             0             0            0     5,000,000     5,000,000

-----------------------------------------------------------------------------------------
                                                    31-Dec       31-Mar        30-Jun
                                                     2005         2006          2006
-----------------------------------------------------------------------------------------

LIABILITIES
  Reserves for future policy benefits             $3,477,222    $3,539,016    $4,101,799
  Interest sensitive contract liabilities          3,907,573     3,990,836     4,089,373
  Collateral finance facilities                    1,985,681     1,985,681     3,725,161
  Loans Payable                                            0             0        64,856
  Accounts payable and other liabilites               83,130        70,750        71,528
  Reinsurance balances payable                       114,078       247,724       187,438
  Current income tax payable                           9,155         4,481         3,487
  7.00% convertible junior
   subordinated notes                                      0             0             0
  Long term debt                                     244,500       244,500       244,500
  Segregated liabilities                             760,707       780,132       776,048
                                                     -------       -------       -------
TOTAL LIABILITIES                                 10,582,046    10,863,120    13,264,190

Minority interest                                      9,305         9,334         9,284
Mezzanine equity                                     143,057       143,207       143,359

SHAREHOLDERS' EQUITY
  Ordinary shares, par value $0.01 per share             534           537           537
  Preferred shares, par value $0.01 per share        125,000       125,000       125,000
  Prepaid variable share forward contract                  0             0       110,031
  Additional paid-in capital                         893,767       899,515       903,422
  Accumulated other comprehensive income              (9,991)      (55,386)      (95,799)
  Retained earnings                                  262,402       271,312       144,699
                                                     -------       -------       -------
TOTAL SHAREHOLDERS' EQUITY                         1,271,712     1,240,978     1,187,890

TOTAL LIABILITIES, MINORITY
  INTEREST, MEZZANINE EQUITY,
  AND SHAREHOLDERS' EQTY                         $12,006,120   $12,256,639   $14,604,723

Ordinary shares outstanding                       53,391,939    53,655,856    53,745,156
Preferred shares outstanding                       5,000,000     5,000,000     5,000,000

                            Scottish Re Group Limited

               Quarterly Consolidated Statements of Income (Loss)
                 (stated in thousands of United States Dollars)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
For the Three Months Ended                                30-Jun      30-Sep       31-Dec      31-Mar       30-Jun      30-Sep
                                                           2004        2004         2004        2005         2005        2005
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                   $157,493    $146,263     $152,089    $463,680     $436,893    $470,094
  Investment income, net                                   54,817      55,519       56,699      80,479       83,554      92,132
  Fee income                                                3,189       2,545        2,860       3,624        2,785       2,801
  Realized gains (losses)                                  (1,687)     (3,398)      (4,640)      3,295          934       1,344
  Change in value of embedded derivatives, net             14,610      (5,509)       4,105       5,485      (22,120)     (2,631)
                                                          -------      -------      ------      ------      --------     -------
TOTAL REVENUES                                            228,422     195,420      211,113     556,563      502,046     563,740

BENEFITS AND EXPENSES
  Claims and other policy benefits                        122,988     104,701      103,109     363,273      311,493     356,127
  Interest credited to interest sensitive
    contract liabilities                                   25,465      27,685       29,182      30,642       31,723      36,724
  Acquisition costs and other insurance expenses, net      39,102      38,889       40,292      91,642      122,494      91,214
  Operating expenses                                       10,901      13,214       17,689      24,569       26,500      32,909
  Collateral finance facilities expense                         0       1,385        1,339       7,420       11,821      13,230
  Interest expense                                          2,996       3,352        3,891       5,594        4,813       5,690
  Due diligence costs                                           0           0        4,643           0            0           0
                                                                -           -       ------           -            -           -
TOTAL BENEFITS AND EXPENSES                               201,452     189,226      200,145     523,140      508,844     535,894

Income (loss) from continuing operations before
  income taxes and minority interest                       26,970       6,194       10,968      33,423       (6,798)     27,846
Income tax benefit (expense)                                1,690       5,401       10,462         368        8,187       6,677
                                                           ------      ------      -------        ----       ------      ------
Income (loss) from continuing operations before
  minority interest                                        28,660      11,595       21,430      33,791        1,389      34,523
Minority interest                                              11         (17)        (176)       (371)         202        (113)
                                                               --         ----        -----       -----        ----        -----
Income (loss) from continuing operations                   28,671      11,578       21,254      33,420        1,591      34,410
Loss from discontinued operations                               0           0         (208)          0            0           0
                                                                -           -         -----          -            -           -
NET INCOME (LOSS)                                          28,671      11,578       21,046      33,420        1,591      34,410
Dividends declared on non-cumulative perpetual
  preferred shares                                              0           0            0           0            0      (2,492)
Imputed dividends on prepaid variable
  share forward contract                                        0           0            0           0            0           0
                                                                -           -            -           -            -           -
NET INCOME (LOSS) AVAILABLE TO
 ORDINARY SHAREHOLDERS                                    $28,671     $11,578      $21,046     $33,420       $1,591     $31,918

---------------------------------------------------------------------------------------------
For the Three Months Ended                                  31-Dec      31-Mar       30-Jun
                                                             2005        2006         2006
---------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                     $563,263    $449,021     $444,942
  Investment income, net                                     99,672     129,022      147,977
  Fee income                                                  3,106       3,733        4,639
  Realized gains (losses)                                    (1,835)    (13,601)     (11,298)
  Change in value of embedded derivatives, net               10,774      10,146        7,366
                                                             ------      ------        -----
TOTAL REVENUES                                              674,980     578,321      593,626

BENEFITS AND EXPENSES
  Claims and other policy benefits                          411,612     374,463      372,101
  Interest credited to interest sensitive
    contract liabilities                                     33,879      42,701       55,399
  Acquisition costs and other insurance expenses, net       118,425      87,531      104,872
  Operating expenses                                         31,595      31,092       39,365
  Collateral finance facilities expense                      15,675      31,087       47,236
  Interest expense                                            4,641       4,893        7,066
  Due diligence costs                                             0           0            0
                                                                  -           -            -
TOTAL BENEFITS AND EXPENSES                                 615,827     571,767      626,039

Income (loss) from continuing operations before
  income taxes and minority interest                         59,153       6,554      (32,413)
Income tax benefit (expense)                                  1,202       7,457      (89,043)
                                                              -----       -----      --------
Income (loss) from continuing operations before
  minority interest                                          60,355      14,011     (121,456)
Minority interest                                               421        (162)        (134)
                                                                ---        -----        -----
Income (loss) from continuing operations                     60,776      13,849     (121,590)
Loss from discontinued operations                                 0           0            0
                                                                  -           -            -
NET INCOME (LOSS)                                            60,776      13,849     (121,590)
Dividends declared on non-cumulative perpetual
  preferred shares                                           (2,266)     (2,266)      (2,265)
Imputed dividends on prepaid variable
  share forward contract                                          0           0          (72)
                                                                  -           -          ----
NET INCOME (LOSS) AVAILABLE TO
 ORDINARY SHAREHOLDERS                                      $58,510     $11,583    ($123,927)

                            Scottish Re Group Limited

     Supplemental Information - Net Operating Earnings and Return on Equity
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)

----------------------------------------------------------------------------------------------------------------------------------
For the Three Months Ended                                30-Jun      30-Sep       31-Dec      31-Mar       30-Jun      30-Sep
                                                           2004        2004         2004        2005         2005        2005
----------------------------------------------------------------------------------------------------------------------------------

Net income (loss) available to ordinary shareholders      $28,671     $11,578      $21,046     $33,420       $1,591     $31,918
Subtract:
  Realized (gains) losses                                   1,687       3,398        4,640      (3,295)        (934)     (1,344)
  Change in value of embedded derivatives, net            (14,610)      5,509       (4,105)     (5,485)      22,120       2,631
  Taxes on realized gains/losses and
   change in value of embedded derivatives                  2,364      (1,667)       1,172       2,290       (3,062)       (569)
  Due diligence costs (12/31/04: net of $579 tax)               0           0        4,064           0            0           0
                                                                -           -        -----           -            -           -

Net operating earnings (loss) available
  to ordinary shareholders                                $18,112     $18,818      $26,817     $26,930      $19,715     $32,636

Net operating earnings (loss) per share
  available to ordinary shareholders:
     Basic                                                  $0.51       $0.52        $0.75       $0.67        $0.45       $0.72
     Diluted                                                $0.49       $0.51        $0.71       $0.60        $0.42       $0.67

Weighted average ordinary shares outstanding:
     Basic                                             35,747,254  35,869,413   35,981,436  39,970,965   43,462,385  45,517,832
     Diluted                                           37,328,448  37,244,288   37,847,645  45,192,171   47,136,889  48,543,262

----------------------------------------------------------------------------------------------------------------------------------

Return on average shareholders' equity

(1) Numerator: Net operating earnings (loss) available
  to ordinary shareholders, trailing twelve months        $34,170     $52,146      $80,360     $90,677      $92,280    $106,098

Total shareholders' equity                               $669,580    $720,878     $862,674    $870,339   $1,078,887  $1,065,108
Subtract:
  Preferred shares                                              0           0            0           0     (125,000)   (125,000)
  Accumulated other comprehensive income (loss)             3,139     (37,644)     (31,604)     (5,703)     (50,051)     (3,704)
  Fair value of embedded derivatives, net                   2,861       7,169        4,220         332       18,599      20,875
  Prepaid variable share forward contract                       0           0            0           0            0           0
                                                                -           -            -           -            -           -
Shareholders' equity for ROE                              675,580     690,403      835,290     864,968      922,435     957,279

(2) Denominator:  Average shareholders' equity           $585,431    $668,059     $736,921    $761,134     $799,008    $823,841

Return on average shareholders' equity (1) / (2)             5.8%        7.8%        10.9%       11.9%        11.5%       12.9%

-------------------------------------------------------------------------------------------
For the Three Months Ended                                31-Dec      31-Mar       30-Jun
                                                           2005        2006         2006
-------------------------------------------------------------------------------------------

Net income (loss) available to ordinary shareholders      $58,510     $11,583    ($123,927)
Subtract:
  Realized (gains) losses                                   1,835      13,601       11,298
  Change in value of embedded derivatives, net            (10,774)    (10,146)      (7,366)
  Taxes on realized gains/losses and
   change in value of embedded derivatives                  1,207        (763)     (10,318)
  Due diligence costs (12/31/04: net of $579 tax)               0           0            0
                                                                -           -            -

Net operating earnings (loss) available
  to ordinary shareholders                                $50,778     $14,275    ($130,313)

Net operating earnings (loss) per share
  available to ordinary shareholders:
     Basic                                                  $1.10       $0.27       ($2.43)
     Diluted                                                $1.03       $0.25       ($2.43)

Weighted average ordinary shares outstanding:
     Basic                                             46,312,567  53,434,484   53,720,242
     Diluted                                           49,450,464  56,532,914   53,720,242

-------------------------------------------------------------------------------------------

Return on average shareholders' equity

(1) Numerator: Net operating earnings (loss) available
  to ordinary shareholders, trailing twelve months       $130,059    $117,404     ($32,624)

Total shareholders' equity                             $1,271,712  $1,240,978   $1,187,890
Subtract:
  Preferred shares                                       (125,000)   (125,000)    (125,000)
  Accumulated other comprehensive income (loss)             9,991      55,386       95,799
  Fair value of embedded derivatives, net                  11,810       2,984       (3,121)
  Prepaid variable share forward contract                       0           0     (110,031)
                                                                -           -     ---------
Shareholders' equity for ROE                            1,168,513   1,174,348    1,045,537

(2) Denominator:  Average shareholders' equity         $1,001,902  $1,019,658     $983,986

Return on average shareholders' equity (1) / (2)            13.0%       11.5%        -3.3%

                            Scottish Re Group Limited

                 Supplemental Information - Book Value per Share
        (stated in thousands of United States Dollars, Except Share Data)
                                   (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   31-Dec        31-Mar        30-Jun        30-Sep        31-Dec
                                                                    2004          2005          2005          2005          2005
-----------------------------------------------------------------------------------------------------------------------------------

Total shareholders' equity, end of period                          $862,674      $870,339    $1,078,887    $1,065,108    $1,271,712
  Subtract: Preferred shares                                              0             0      (125,000)     (125,000)     (125,000)
  Subtract: Prepaid variable share forward contract (PVSFC)               0             0             0             0             0
                                                                         --            --            --            --            --
(1) Total shareholders' equity excl. preferred shares & PVSFC       862,674       870,339       953,887       940,108     1,146,712
  Subtract: Accumulated other comprehensive income (AOCI)           (31,604)       (5,703)      (50,051)       (3,704)        9,991
  Subtract: Fair value of embedded derivatives, net                   4,220           332        18,599        20,875        11,810
                                                                     ------          ----       -------       -------       -------
(2) Total shareholders' equity excl. preferred shares, PVFSC,
  AOCI, and fair value of embedded derivatives                      835,290       864,968       922,435       957,279     1,168,513
Add net proceeds from assumed:
  Conversion of options                                              37,085        46,926        46,090        49,336        48,374
  Conversion of warrants                                             39,782        39,782        39,750        39,750        39,750
  Conversion of mezzanine equity                                    143,750       143,750       143,750       143,750       143,750
  Prepaid variable share forward contract                                 0             0             0             0             0
  Conversion of 4.5% senior convertible notes                             0             0             0             0             0
  Conversion of 7% convertible notes                                 41,282        42,005             0             0             0
                                                                    -------       -------             -             -             -
(3) Converted shareholders' equity excl. preferred shares,
  PVSFC, AOCI, and fair value of embedded derivatives            $1,097,189    $1,137,431    $1,152,025    $1,190,115    $1,400,387

(4) Ordinary shares outstanding, end of period                   39,931,145    40,022,945    45,453,472    45,627,372    53,391,939
Add potential shares issued from assumed:
  Exercise of options and restricted stock units                  2,491,236     3,059,836     3,199,936     3,359,436     3,390,936
  Conversion of warrants                                          5,856,431     5,856,431     2,650,000     2,650,000     2,650,000
  Conversion of mezzanine equity                                  6,099,025     6,383,214     6,099,025     6,099,025     6,099,025
  Conversion of 4.5% senior convertible notes                             0             0             0       473,273       612,780
  Prepaid variable share forward contract                                 0             0             0             0             0
  Conversion of 7% convertible notes                              2,130,709     2,167,996             0             0             0
                                                                  ---------     ---------             -             -             -
(5) Fully converted ordinary shares outstanding                  56,508,546    57,490,422    57,402,433    58,209,106    66,144,680

Basic book value per ordinary share (1) / (4)                        $21.60        $21.75        $20.99        $20.60        $21.48
Basic book value, excl. AOCI, and fair value of
  embedded derivatives, per share (2) / (4)                          $20.92        $21.61        $20.29        $20.98        $21.89
Fully converted book value, excl. AOCI and fair value
  of embedded derivatives, per share (3) / (5)                       $19.42        $19.78        $20.07        $20.45        $21.17

----------------------------------------------------------------------------------------------
                                                                       31-Mar        30-Jun
                                                                        2006          2006
----------------------------------------------------------------------------------------------

Total shareholders' equity, end of period                            $1,240,978    $1,187,890
  Subtract: Preferred shares                                           (125,000)     (125,000)
  Subtract: Prepaid variable share forward contract (PVSFC)                   0      (110,031)
                                                                             --      ---------
(1) Total shareholders' equity excl. preferred shares & PVSFC         1,115,978       952,859
  Subtract: Accumulated other comprehensive income (AOCI)                55,386        95,799
  Subtract: Fair value of embedded derivatives, net                       2,984        (3,121)
                                                                         ------        -------
(2) Total shareholders' equity excl. preferred shares, PVFSC,
  AOCI, and fair value of embedded derivatives                        1,174,348     1,045,537
Add net proceeds from assumed:
  Conversion of options                                                  45,072        43,247
  Conversion of warrants                                                 39,750        39,750
  Conversion of mezzanine equity                                        143,750       143,750
  Prepaid variable share forward contract                                     0       150,000
  Conversion of 4.5% senior convertible notes                                 0             0
  Conversion of 7% convertible notes                                          0             0
                                                                              -             -
(3) Converted shareholders' equity excl. preferred shares,
  PVSFC, AOCI, and fair value of embedded derivatives                $1,402,920    $1,422,284

(4) Ordinary shares outstanding, end of period                       53,655,856    53,745,156
Add potential shares issued from assumed:
  Exercise of options and restricted stock units                      3,320,020     3,164,021
  Conversion of warrants                                              2,650,000     2,650,000
  Conversion of mezzanine equity                                      6,099,025     7,440,500
  Conversion of 4.5% senior convertible notes                           661,870       217,817
  Prepaid variable share forward contract                                     0     6,578,947
  Conversion of 7% convertible notes                                          0             0
                                                                              -             -
(5) Fully converted ordinary shares outstanding                      66,386,771    73,796,441

Basic book value per ordinary share (1) / (4)                            $20.80        $17.73
Basic book value, excl. AOCI, and fair value of
  embedded derivatives, per share (2) / (4)                              $21.89        $19.45
Fully converted book value, excl. AOCI and fair value
  of embedded derivatives, per share (3) / (5)                           $21.13        $19.27

                            Scottish Re Group Limited

 Supplemental Information - Segment Operating Results: Life Reinsurance North America
                 (stated in thousands of United States Dollars)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
For the Three Months Ended                               30-Jun      30-Sep       31-Dec       31-Mar        30-Jun      30-Sep
                                                          2004        2004         2004         2005          2005        2005
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                   $127,242    $120,480     $113,629     $437,095     $408,877    $427,224
  Investment income, net                                   50,979      53,250       54,374       77,531       80,956      88,490
  Fee income                                                2,248       1,445        2,073        2,900        2,007       2,010
  Realized gains (losses)                                  (1,552)     (1,289)      (6,826)       1,442        2,208        (160)
  Change in value of embedded derivatives, net             14,610      (5,509)       4,105        5,485      (22,120)     (2,631)
                                                           ------      -------       -----        -----      --------     -------
TOTAL REVENUES                                            193,527     168,377      167,355      524,453      471,928     514,933

BENEFITS AND EXPENSES
  Claims and other policy benefits                        102,485      88,070       78,171      344,188      293,599     330,035
  Interest credited to interest sensitive
   contract liabilities                                    25,465      27,685       29,182       30,642       31,723      36,724
  Acquisition costs and other insurance expenses, net      35,671      35,001       31,477       88,278      117,927      80,762
  Operating expenses                                        4,142       4,437        4,865       11,673       10,221      12,981
  Collateral finance facilities expense                         0       1,385        1,339        6,185       10,448      11,850
  Interest expense                                            939       1,266        1,713        2,708        2,657       3,062
  Due diligence costs                                           0           0            0            0            0           0
                                                                -           -            -            -            -           -
TOTAL BENEFITS AND EXPENSES                               168,702     157,844      146,747      483,674      466,575     475,414

Income (loss) from continuing operations before
  income taxes and minority interest                      $24,825     $10,533      $20,608      $40,779       $5,353     $39,519


Pre-tax operating earnings (loss)
  Pre-tax income (loss)                                   $24,825     $10,533      $20,608      $40,779       $5,353     $39,519
  Realized losses (gains)                                   1,552       1,289        6,826       (1,442)      (2,208)        160
  Change in value of embedded derivatives, net            (14,610)      5,509       (4,105)      (5,485)      22,120       2,631
                                                          --------      -----       -------      -------      ------       -----
Pre-tax operating earnings (loss)                         $11,767     $17,331      $23,329      $33,852      $25,265     $42,310

---------------------------------------------------------------------------------------------
For the Three Months Ended                                  31-Dec       31-Mar      30-Jun
                                                             2005         2006        2006
---------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                     $541,679     $428,918    $407,549
  Investment income, net                                     94,562      123,941     136,763
  Fee income                                                  2,316        3,017       3,879
  Realized gains (losses)                                    (2,369)     (13,919)     (5,479)
  Change in value of embedded derivatives, net               10,774       10,146       7,366
                                                             ------       ------       -----
TOTAL REVENUES                                              646,962      552,103     550,078

BENEFITS AND EXPENSES
  Claims and other policy benefits                          397,777      347,280     338,626
  Interest credited to interest sensitive
   contract liabilities                                      33,879       42,701      55,399
  Acquisition costs and other insurance expenses, net       114,025       84,408      97,280
  Operating expenses                                         13,974       14,592      14,538
  Collateral finance facilities expense                      14,630       30,543      45,891
  Interest expense                                            2,396        2,562       3,038
  Due diligence costs                                             0            0           0
                                                                  -            -           -
TOTAL BENEFITS AND EXPENSES                                 576,681      522,086     554,772

Income (loss) from continuing operations before
  income taxes and minority interest                        $70,281      $30,017     ($4,694)


Pre-tax operating earnings (loss)
  Pre-tax income (loss)                                     $70,281      $30,017     ($4,694)
  Realized losses (gains)                                     2,369       13,919       5,479
  Change in value of embedded derivatives, net              (10,774)     (10,146)     (7,366)
                                                            --------     --------     -------
Pre-tax operating earnings (loss)                           $61,876      $33,790     ($6,581)

                           Scottish Re Group Limited

 Supplemental Information - Segment Operating Results: Life Reinsurance International
                 (stated in thousands of United States Dollars)
                                   (unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
For the Three Months Ended                                30-Jun       30-Sep       31-Dec       31-Mar       30-Jun      30-Sep
                                                          2004         2004         2004         2005         2005        2005
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                    $30,251     $25,783      $38,460      $26,585      $28,016     $42,870
  Investment income, net                                    3,574       2,105        2,195        2,590        2,352       2,734
  Fee income                                                    0           0           (2)           0            0           0
  Realized gains (losses)                                    (189)         67        1,959          497           88         (82)
  Change in value of embedded derivatives, net                  0           0            0            0            0           0
                                                                -           -            -            -            -           -
TOTAL REVENUES                                             33,636      27,955       42,612       29,672       30,456      45,522

BENEFITS AND EXPENSES
  Claims and other policy benefits                         20,503      16,631       24,938       19,085       17,894      26,092
  Interest credited to interest sensitive
   contract liabilities                                         0           0            0            0            0           0
  Acquisition costs and other insurance expenses, net       2,877       3,438        8,390        2,845        4,053       9,933
  Operating expenses                                        3,757       4,941        5,692        5,849        7,285       6,728
  Collateral finance facilities expense                         0           0            0            0            0           0
  Interest expense                                              0           0            0            0            0           0
  Due diligence costs                                           0           0            0            0            0           0
                                                                -           -            -            -            -           -
  TOTAL BENEFITS AND EXPENSES                              27,137      25,010       39,020       27,779       29,232      42,753

Income (loss) from continuing operations before
  income taxes and minority interest                       $6,499      $2,945       $3,592       $1,893       $1,224      $2,769


Pre-tax operating earnings (loss)
  Pre-tax income (loss)                                    $6,499      $2,945       $3,592       $1,893       $1,224      $2,769
  Realized losses (gains)                                     189         (67)      (1,959)        (497)         (88)         82
  Change in value of embedded derivatives, net                  0           0            0            0            0           0
                                                                -           -            -            -            -           -
Pre-tax operating earnings (loss)                          $6,688      $2,878       $1,633       $1,396       $1,136      $2,851

--------------------------------------------------------------------------------------------
For the Three Months Ended                                  31-Dec       31-Mar      30-Jun
                                                            2005         2006        2006
--------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                     $21,584      $20,103     $37,393
  Investment income, net                                     3,812        2,989       8,971
  Fee income                                                     0            0           0
  Realized gains (losses)                                      760       (1,138)     (6,908)
  Change in value of embedded derivatives, net                   0            0           0
                                                                 -            -           -
TOTAL REVENUES                                              26,156       21,954      39,456

BENEFITS AND EXPENSES
  Claims and other policy benefits                          13,835       27,183      33,475
  Interest credited to interest sensitive
   contract liabilities                                          0            0           0
  Acquisition costs and other insurance expenses, net        3,891        2,817       6,185
  Operating expenses                                         5,414        5,777       7,874
  Collateral finance facilities expense                          0            0           0
  Interest expense                                               0            0           0
  Due diligence costs                                            0            0           0
                                                                 -            -           -
TOTAL BENEFITS AND EXPENSES                                 23,140       35,777      47,534

Income (loss) from continuing operations before
  income taxes and minority interest                        $3,016     ($13,823)    ($8,078)


Pre-tax operating earnings (loss)
  Pre-tax income (loss)                                     $3,016     ($13,823)    ($8,078)
  Realized losses (gains)                                     (760)       1,138       6,908
  Change in value of embedded derivatives, net                   0            0           0
                                                                 -            -           -
Pre-tax operating earnings (loss)                           $2,256     ($12,685)    ($1,170)

                            Scottish Re Group Limited

     Supplemental Information - Segment Operating Results: Corporate & Other
                 (stated in thousands of United States Dollars)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
For the Three Months Ended                                30-Jun       30-Sep       31-Dec       31-Mar       30-Jun      30-Sep
                                                           2004         2004         2004         2005         2005        2005
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                         $0          $0           $0           $0           $0          $0
  Investment income, net                                      264         164          130          358          246         908
  Fee income                                                  941       1,100          789          724          778         791
  Realized gains (losses)                                      54      (2,176)         227        1,356       (1,362)      1,586
  Change in value of embedded derivatives, net                  0           0            0            0            0           0
                                                                -           -            -            -            -           -
TOTAL REVENUES                                              1,259        (912)       1,146        2,438         (338)      3,285

BENEFITS AND EXPENSES
  Claims and other policy benefits                              0           0            0            0            0           0
  Interest credited to interest sensitive
   contract liabilities                                         0           0            0            0            0           0
  Acquisition costs and other insurance expenses, net         554         450          425          519          514         519
  Operating expenses                                        3,002       3,836        7,132        7,047        8,994      13,200
  Collateral finance facilities expense                         0           0                     1,235        1,373       1,380
  Interest expense                                          2,057       2,086        2,178        2,886        2,156       2,628
  Due diligence costs                                           0           0        4,643            0            0           0
                                                                -           -       ------            -            -           -
TOTAL BENEFITS AND EXPENSES                                 5,613       6,372       14,378       11,687       13,037      17,727

Income (loss) from continuing operations before
  income taxes and minority interest                      ($4,354)    ($7,284)    ($13,232)     ($9,249)    ($13,375)   ($14,442)


Pre-tax operating earnings (loss)
  Pre-tax income (loss)                                   ($4,354)    ($7,284)    ($13,232)     ($9,249)    ($13,375)   ($14,442)
  Realized losses (gains)                                     (54)      2,176         (227)      (1,356)       1,362      (1,586)
  Change in value of embedded derivatives, net                  0           0            0            0            0           0
                                                                -           -            -            -            -           -
Pre-tax operating earnings (loss)                         ($4,408)    ($5,108)    ($13,459)    ($10,605)    ($12,013)   ($16,028)

---------------------------------------------------------------------------------------------
For the Three Months Ended                                   31-Dec       31-Mar      30-Jun
                                                              2005         2006        2006
---------------------------------------------------------------------------------------------

REVENUES
  Premiums earned, net                                           $0           $0          $0
  Investment income, net                                      1,298        2,092       2,243
  Fee income                                                    790          716         760
  Realized gains (losses)                                      (226)       1,456       1,089
  Change in value of embedded derivatives, net                    0            0           0
                                                                  -            -           -
TOTAL REVENUES                                                1,862        4,264       4,092

BENEFITS AND EXPENSES
  Claims and other policy benefits                                0            0           0
  Interest credited to interest sensitive
   contract liabilities                                           0            0           0
  Acquisition costs and other insurance expenses, net           509          306       1,407
  Operating expenses                                         12,207       10,723      16,953
  Collateral finance facilities expense                       1,045          544       1,345
  Interest expense                                            2,245        2,331       4,028
  Due diligence costs                                             0            0           0
                                                                  -            -           -
TOTAL BENEFITS AND EXPENSES                                  16,006       13,904      23,733

Income (loss) from continuing operations before
  income taxes and minority interest                       ($14,144)     ($9,640)   ($19,641)


Pre-tax operating earnings (loss)
  Pre-tax income (loss)                                    ($14,144)     ($9,640)   ($19,641)
  Realized losses (gains)                                       226       (1,456)     (1,089)
  Change in value of embedded derivatives, net                    0            0           0
                                                                  -            -           -
Pre-tax operating earnings (loss)                          ($13,918)    ($11,096)   ($20,730)

                            Scottish Re Group Limited

 Supplemental Information - International Segment Operating Revenues by Business Line (1)
                 (stated in thousands of United States Dollars)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                       Three        Three        Six          Six                                           Three
                                       months       months      months       months                                        months
                                       ended        ended       ended        ended                                          ended
Operating Revenues                    30-Jun-05   30-Jun-06   30-Jun-05    30-Jun-06  Operating Revenues                 30-Jun-05
------------------------------------------------------------------------------------------------------------------------------------

NORTH AMERICA (2)                                                                    MIDDLE EAST (3)
-----------------                                                                    ---------------
 Premiums earned, net                    $5,920      $8,651     $10,389      $11,479  Premiums earned, net                  $5,358
 Investment income, net                     343         397         697          843  Investment income, net                   226
                                            ---         ---         ---          ---                                           ---
TOTAL                                    $6,263      $9,048     $11,086      $12,322 TOTAL                                  $5,584

------------------------------------------------------------------------------------------------------------------------------------

GLOBAL AVIATION (4)                                                                  ASIA (5)
-------------------                                                                  --------
 Premiums earned, net                   $10,462      $6,109     $16,475       $7,093  Premiums earned, net                  $1,720
 Investment income, net                     202         169         384          362  Investment income, net                    14
                                            ---         ---         ---          ---                                            --
TOTAL                                   $10,664      $6,278     $16,859       $7,455 TOTAL                                  $1,734

------------------------------------------------------------------------------------------------------------------------------------

UK & IRELAND PROTECTION (6)                                                          UK & IRELAND ANNUITIES (7)
---------------------------                                                          --------------------------
 Premiums earned, net                     ($135)     $2,672      $1,439       $4,130  Premiums earned, net                       $0
 Investment income, net                       9          69          41          125  Investment income, net                      0
                                              -          --          --          ---                                              -
TOTAL                                     ($126)     $2,741      $1,480       $4,255 TOTAL                                       $0

------------------------------------------------------------------------------------------------------------------------------------

OTHER (8)                                                                            TOTAL
---------                                                                            -----
 Premiums earned, net                    $4,691     $12,634     $13,477      $20,142  Premiums earned, net                  $28,016
 Investment income, net                   1,558       1,705       3,360        3,564  Investment income, net                  2,352
                                          -----       -----       -----        -----                                          -----
TOTAL                                    $6,249     $14,339     $16,837      $23,706 TOTAL                                  $30,368

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                      Three        Six          Six
                                     months       months      months
                                      ended       ended        ended
  Operating Revenues               30-Jun-06   30-Jun-05    30-Jun-06
----------------------------------------------------------------------

 MIDDLE EAST (3)
 ---------------
  Premiums earned, net                $5,709      $11,043     $11,461
  Investment income, net                 364          438         753
                                         ---          ---         ---
 TOTAL                                $6,073      $11,481     $12,214

----------------------------------------------------------------------

 ASIA (5)
 --------
  Premiums earned, net                $1,618       $1,778      $3,191
  Investment income, net                  47           22          93
                                          --           --          --
 TOTAL                                $1,665       $1,800      $3,284

----------------------------------------------------------------------

 UK & IRELAND ANNUITIES (7)
 --------------------------
  Premiums earned, net                    $0           $0          $0
  Investment income, net               6,220            0       6,220
                                       -----            -       -----
 TOTAL                                $6,220           $0      $6,220

----------------------------------------------------------------------

 TOTAL
 -----
  Premiums earned, net               $37,393      $54,601     $57,496
  Investment income, net               8,971        4,942      11,960
                                       -----        -----      ------
 TOTAL                               $46,364      $59,543     $69,456

----------------------------------------------------------------------

Notes
(1) Reporting format changed from Q1 2006 Data Supplement to reflect business line focus going forward
(2) Represents assumed retroceded reinsurance on North American lives written mainly in 2002 and prior; currently in runoff
(3) Primarily Group business
(4) Represents aircrew loss of license business, primarily UK, Ireland, and Europe
(5) Represents primarily Japanese kyosai business
(6) Represents long term life
    reinsurance treaties
(7) Represents reinsured annuity business \
(8) Represents Other European, African, Latin American, Asian, and Middle Eastern business in runoff

                            Scottish Re Group Limited

        Supplemental Information - Life Reinsurance Key Operating Ratios
                 (stated in thousands of United States Dollars)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Three Months Ended 30-Jun-06
                                                          --------------------------------------------------------------------------
                                                               North America            International                Total
                                                          --------------------------------------------------------------------------
                                                          Traditional   Financial  Traditional   Financial  Traditional   Financial
                                                           Solutions    Solutions   Solutions    Solutions   Solutions    Solutions
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                     $399,324      $8,225      $37,393          $0     $436,717      $8,225
 Investment income, net                                         79,405      57,358        2,750       6,221       82,155      63,579
                                                               -------      ------       ------       -----       ------      ------
 (2) TOTAL OPERATING REVENUES                                 $478,729     $65,583      $40,143      $6,221     $518,872     $71,804
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                         $333,485      $5,141      $27,976      $5,499     $361,461     $10,640
 (4) Interest credited to interest sensitive contract
       liabilities                                                  $0     $55,399           $0          $0           $0     $55,399
 (5) Acquisition costs and other insurance expenses, net       $78,967     $18,313       $6,185          $0      $85,152     $18,313
RATIOS
Benefit Ratio (1)                                                83.5%       92.3%        74.8%       88.4%        82.8%       92.0%
Acquisition Ratio (2)                                            19.8%       27.9%        16.5%        0.0%        19.5%       25.5%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Three Months Ended 30-Jun-05
                                                          --------------------------------------------------------------------------
                                                               North America            International                Total
                                                          --------------------------------------------------------------------------
                                                          Traditional   Financial  Traditional   Financial  Traditional   Financial
                                                           Solutions    Solutions   Solutions    Solutions   Solutions    Solutions
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                     $394,757     $14,120      $28,016          $0     $422,773     $14,120
 Investment income, net                                         35,402      45,554        2,352           0       37,754      45,554
                                                                ------      ------        -----           -       ------      ------
  (2) TOTAL OPERATING REVENUES                                $430,159     $59,674      $30,368          $0     $460,527     $59,674
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                         $279,049     $14,550      $17,894          $0     $296,943     $14,550
 (4) Interest credited to interest sensitive contract
       liabilities                                                  $0     $31,723           $0          $0           $0     $31,723
 (5) Acquisition costs and other insurance expenses, net      $105,290     $12,637       $4,053          $0     $109,343     $12,637
RATIOS
Benefit Ratio (1)                                                70.7%       77.5%        63.9%         n/a        70.2%       77.5%
Acquisition Ratio (2)                                            26.7%       21.2%        14.5%         n/a        25.9%       21.2%

------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------




                                                             Other       Total
---------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                         $0    $444,942
 Investment income, net                                        2,243     147,977
                                                               -----     -------
 (2) TOTAL OPERATING REVENUES                                 $2,243    $592,919
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                             $0    $372,101
 (4) Interest credited to interest sensitive contract
       liabilities                                                $0     $55,399
 (5) Acquisition costs and other insurance expenses, net      $1,407    $104,872
RATIOS
Benefit Ratio (1)                                                n/a       72.1%
Acquisition Ratio (2)                                            n/a       17.7%

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------




                                                             Other       Total
---------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                         $0    $436,893
 Investment income, net                                          246      83,554
                                                                 ---      ------
  (2) TOTAL OPERATING REVENUES                                  $246    $520,447
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                             $0    $311,493
 (4) Interest credited to interest sensitive contract
       liabilities                                                $0     $31,723
 (5) Acquisition costs and other insurance expenses, net        $514    $122,494
RATIOS
Benefit Ratio (1)                                                n/a       65.9%
Acquisition Ratio (2)                                            n/a       23.5%

---------------------------------------------------------------------------------

(1) Traditional Solutions: (3) / (1), Financial Solutions: [(3) + (4)] / (2),
    Total: [(3) + (4)] / (2)
(2) Traditional Solutions: (5) / (1), Financial Solutions: (5) / (2), Total:
    (5) / (2)

                            Scottish Re Group Limited

        Supplemental Information - Life Reinsurance Key Operating Ratios
                 (stated in thousands of United States Dollars)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months Ended 30-Jun-06
                                                        ----------------------------------------------------------------------------
                                                                North America            International              Total
                                                        ---------------------------------------------------------------------------
                                                        Traditional   Financial  Traditional   Financial  Traditional   Financial
                                                         Solutions    Solutions   Solutions    Solutions   Solutions    Solutions
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                    $820,056     $16,411      $57,496          $0     $877,552     $16,411
 Investment income, net                                       140,095     120,609        5,739       6,221      145,834     126,830
                                                              -------     -------        -----       -----      -------    --------
 (2) TOTAL OPERATING REVENUES                                $960,151    $137,020      $63,235      $6,221   $1,023,386    $143,241
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                        $664,215     $21,691      $55,159      $5,499     $719,374     $27,190
 (4) Interest credited to interest sensitive contract
      liabilities                                                  $0     $98,100           $0          $0           $0     $98,100
 (5) Acquisition costs and other insurance expenses,
      net                                                    $151,523     $30,165       $9,002          $0     $160,525     $30,165
RATIOS
Benefit Ratio (1)                                               81.0%       87.4%        95.9%       88.4%        82.0%       87.5%
Acquisition Ratio (2)                                           18.5%       22.0%        15.7%        0.0%        18.3%       21.1%

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Six Months Ended 30-Jun-05
                                                        ----------------------------------------------------------------------------
                                                                North America            International              Total
                                                        ---------------------------------------------------------------------------
                                                        Traditional   Financial  Traditional   Financial  Traditional   Financial
                                                         Solutions    Solutions   Solutions    Solutions   Solutions    Solutions
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                    $817,148     $28,824      $54,601          $0     $871,749     $28,824
 Investment income, net                                        67,004      91,483        4,942           0       71,946      91,483
                                                               ------      ------        -----           -       ------      ------
 (2) TOTAL OPERATING REVENUES                                $884,152    $120,307      $59,543          $0     $943,695    $120,307
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                        $607,569     $30,218      $36,979          $0     $644,548     $30,218
 (4) Interest credited to interest sensitive contract
      liabilities                                                  $0     $62,365           $0          $0           $0     $62,365
 (5) Acquisition costs and other insurance expenses,
      net                                                    $181,068     $25,137       $6,898          $0     $187,966     $25,137
RATIOS
Benefit Ratio (1)                                               74.4%       77.0%        67.7%         n/a        73.9%       77.0%
Acquisition Ratio (2)                                           22.2%       20.9%        12.6%         n/a        21.6%       20.9%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                        ------------------------



                                                            Other        Total
--------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                         $0    $893,963
 Investment income, net                                        4,335     276,999
                                                               -----     -------
 (2) TOTAL OPERATING REVENUES                                 $4,335  $1,170,962
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                             $0    $746,564
 (4) Interest credited to interest sensitive contract
      liabilities                                                 $0     $98,100
 (5) Acquisition costs and other insurance expenses,
      net                                                     $1,713    $192,403
RATIOS
Benefit Ratio (1)                                                n/a       72.1%
Acquisition Ratio (2)                                            n/a       16.4%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                            Other        Total
--------------------------------------------------------------------------------

REVENUES
 (1) Premiums earned, net                                         $0    $900,573
 Investment income, net                                          604     164,033
                                                                 ---     -------
 (2) TOTAL OPERATING REVENUES                                   $604  $1,064,606
BENEFITS AND EXPENSES
 (3) Claims and other policy benefits                             $0    $674,766
 (4) Interest credited to interest sensitive contract
      liabilities                                                 $0     $62,365
 (5) Acquisition costs and other insurance expenses,
      net                                                     $1,033    $214,136
RATIOS
Benefit Ratio (1)                                                n/a       69.2%
Acquisition Ratio (2)                                            n/a       20.1%

--------------------------------------------------------------------------------

(1) Traditional Solutions: (3) / (1), Financial Solutions: [(3) + (4)] / (2),
    Total: [(3) + (4)] / (2)
(2) Traditional Solutions: (5) / (1), Financial Solutions: (5) / (2), Total:
    (5) / (2)

                            Scottish Re Group Limited

                     Supplemental Information - Investments
                  (stated in millions of United States Dollars)
                                   (unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                           30-Jun-05               30-Sep-05              31-Dec-05
                                                  -------------------------------------------------------------------------
                                                      Market                  Market                 Market
                                                      Value         %         Value        %         Value         %
---------------------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

 BY RATINGS
  AAA                                                $2,585.5       34.7%    $2,666.2      35.6%    $3,723.5       40.0%
  AA                                                    842.8       11.3%       869.0      11.6%     1,215.0       13.1%
  A                                                   2,201.0       29.5%     2,137.0      28.6%     2,388.6       25.7%
  BBB                                                 1,592.2       21.3%     1,578.8      21.1%     1,763.4       18.9%
  BB and below                                          108.8        1.5%       110.7       1.5%       106.0        1.1%
  Not Rated (1)                                           2.0        0.0%         0.0       0.0%         0.0        0.0%
                                                          ---        ----        ----       ----         ---        ----
    Subtotal                                          7,332.3       98.3%     7,361.7      98.4%     9,196.5       98.8%
  Commercial mortgage loans                             125.9        1.7%       123.0       1.6%       112.6        1.2%
                                                        -----        ----       -----       ----       -----        ----
TOTAL                                                $7,458.2      100.0%    $7,484.7     100.0%    $9,309.1      100.0%

---------------------------------------------------------------------------------------------------------------------------

Weighted Average Rating                                      AA-                     AA-                     AA-

---------------------------------------------------------------------------------------------------------------------------

BY SECTOR
  U.S. Treasury securities and U.S.
    government agency obligations                      $113.4        1.5%       $64.8       0.9%      $110.1        1.2%
  Corporate securities                                3,160.3       42.4%     3,167.4      42.3%     3,688.3       39.6%
  Municipal bonds                                        68.5        0.9%        69.6       0.9%        70.6        0.8%
  Mortgage and asset-backed securities                3,558.4       47.7%     3,526.0      47.1%     3,745.2       40.2%
  Preferred stock                                       158.0        2.1%       159.9       2.1%       137.0        1.5%
  Commercial mortgage loans                             125.9        1.7%       123.0       1.7%       112.6        1.2%
                                                        -----        ----       -----       ----       -----        ----
    Subtotal                                          7,184.5       96.3%     7,110.7      95.0%     7,863.8       84.5%
  Cash                                                  273.7        3.7%       374.0       5.0%     1,445.3       15.5%
                                                        -----        ----       -----       ----     -------       -----
TOTAL                                                $7,458.2      100.0%    $7,484.7     100.0%    $9,309.1      100.0%

---------------------------------------------------------------------------------------------------------------------------

Weighted Average Book Yield                                 4.9%                    5.1%                   5.1%
Option Adjusted Duration (years)                            4.0                     3.9                    3.6

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                          31-Mar-06               30-Jun-06
                                                  -----------------------------------------------
                                                      Market                 Market
                                                      Value         %         Value         %
-------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

 BY RATINGS
  AAA                                               $3,605.1      38.8%    $4,591.4       39.0%
  AA                                                 1,275.4      13.7%     2,099.6       17.9%
  A                                                  2,405.4      25.9%     3,102.5       26.4%
  BBB                                                1,790.9      19.3%     1,761.0       15.0%
  BB and below                                         105.7       1.1%        98.6        0.8%
  Not Rated (1)                                          0.0       0.0%         0.0        0.0%
                                                        ----       ----         ---        ----
    Subtotal                                         9,182.5      98.8%    11,653.1       99.1%
  Commercial mortgage loans                            108.0       1.2%       105.5        0.9%
                                                       -----       ----       -----        ----
TOTAL                                               $9,290.5     100.0%   $11,758.6      100.0%

----------------------------------------------------------------------------------------------

Weighted Average Rating                                    AA-                    AA-

----------------------------------------------------------------------------------------------

 BY SECTOR
  U.S. Treasury securities and U.S.
  government agency obligations                       $267.0       2.9%      $180.3        1.5%
  Corporate securities                               3,632.4      39.1%     4,378.4       37.2%
  Municipal bonds                                       73.3       0.8%        80.2        0.7%
  Mortgage and asset-backed securities               4,464.4      48.0%     5,408.0       46.0%
  Preferred stock                                      135.0       1.4%       130.8        1.1%
  Commercial mortgage loans                            108.0       1.2%       105.5        0.9%
                                                       -----       ----      ------        ---
    Subtotal                                         8,680.1      93.4%    10,283.2       87.4%
  Cash                                                 610.4       6.6%     1,475.4       12.6%
                                                       -----       ----     -------       -----
TOTAL                                               $9,290.5     100.0%   $11,758.6      100.0%

----------------------------------------------------------------------------------------------

Weighted Average Book Yield                               5.3%                  5.5%
Option Adjusted Duration (years)                          3.5                    3.4

----------------------------------------------------------------------------------------------

(1) 30-Jun-05 contains one security that was purchased during Q2 2005 but was not rated until Q3 (2005)

                            Scottish Re Group Limited

                  (stated in millions of United States Dollars)
                                   (unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                          30-Jun-05               30-Sep-05              31-Dec-05
                                                  -------------------------------------------------------------------------
                                                     Market                   Market                 Market
                                                     Value          %         Value        %         Value         %
---------------------------------------------------------------------------------------------------------------------------

CORE PORTFOLIO EXCL. TRIPLE X TRANSACTIONS (1)

 BY RATINGS
  AAA                                                $1,184.3       29.7%    $1,280.1      31.7%    $1,208.9       30.7%
  AA                                                    414.2       10.4%       419.0      10.4%       416.5       10.6%
  A                                                   1,407.3       35.4%     1,364.2      33.8%     1,316.8       33.5%
  BBB                                                   945.7       23.8%       941.0      23.4%       965.1       24.5%
  BB and below                                           26.0        0.7%        28.1       0.7%        28.0        0.7%
                                                         ----        ----        ----       ----        ----        ----
 TOTAL                                               $3,977.5      100.0%    $4,032.4     100.0%    $3,935.3      100.0%

---------------------------------------------------------------------------------------------------------------------------

 Weighted Average Rating                                     AA-                     A+                     A+

---------------------------------------------------------------------------------------------------------------------------

 BY SECTOR
  U.S. Treasury securities and U.S.
   government agency obligations                        $78.5        2.0%       $28.9       0.7%       $31.2        0.8%
  Corporate securities                                1,730.5       43.5%     1,744.1      43.3%     1,701.4       43.2%
  Municipal bonds                                        38.2        1.0%        36.5       0.9%        36.5        0.9%
  Mortgage and asset-backed securities                1,743.8       43.8%     1,732.4      43.0%     1,679.1       42.7%
  Preferred stock                                       154.5        3.9%       156.4       3.9%       133.8        3.4%
                                                        -----        ----       -----       ----       -----        ----
    Subtotal                                          3,745.5       94.2%     3,698.3      91.8%     3,582.0       91.0%
  Cash                                                  232.0        5.8%       334.1       8.2%       353.3        9.0%
                                                        -----        ----       -----       ----       -----        ----
 TOTAL                                               $3,977.5      100.0%    $4,032.4     100.0%    $3,935.3      100.0%

---------------------------------------------------------------------------------------------------------------------------

 Weighted Average Book Yield                                 4.9%                    5.0%                   5.1%
 Option Adjusted Duration (years)                            4.3                     4.2                    4.0

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                         31-Mar-06               30-Jun-06
                                                  -----------------------------------------------
                                                      Market                 Market
                                                      Value         %         Value         %
-------------------------------------------------------------------------------------------------

CORE PORTFOLIO EXCL. TRIPLE X TRANSACTIONS (1)

 BY RATINGS
  AAA                                               $1,284.5       32.5%    $1,119.7       26.0%
  AA                                                   405.0       10.3%       540.7       12.6%
  A                                                  1,277.9       32.4%     1,629.0       37.9%
  BBB                                                  954.4       24.1%       983.1       22.9%
  BB and below                                          27.7        0.7%        24.4        0.6%
                                                       -----        ----       -----        ----
 TOTAL                                              $3,949.5      100.0%    $4,296.9      100.0%

-------------------------------------------------------------------------------------------------

 Weighted Average Rating                                     A+                     A+

-------------------------------------------------------------------------------------------------

 BY SECTOR
  U.S. Treasury securities and U.S.
   government agency obligations                       $27.5        0.7%       $88.9        2.1%
  Corporate securities                               1,685.1       42.7%     2,074.9       48.3%
  Municipal bonds                                       35.4        0.9%        37.5        0.9%
  Mortgage and asset-backed securities               1,693.4       42.9%     1,791.0       41.6%
  Preferred stock                                      131.7        3.3%       128.2        3.0%
                                                       -----        ----      ------        ----
    Subtotal                                         3,573.1       90.5%     4,120.5       95.9%
  Cash                                                 376.4        9.5%       176.4        4.1%
                                                       -----        ----       -----        ----
 TOTAL                                              $3,949.5      100.0%    $4,296.9      100.0%

-------------------------------------------------------------------------------------------------

 Weighted Average Book Yield                                 5.2%                   5.5%
 Option Adjusted Duration (years)                            4.0                    4.8

-------------------------------------------------------------------------------------------------

(1) Consists of assets backing life reinsurance business and capital accounts only

                            Scottish Re Group Limited

                  (stated in millions of United States Dollars)
                                   (unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                          30-Jun-05               30-Sep-05              31-Dec-05
                                                  -------------------------------------------------------------------------
                                                     Market                   Market                 Market
                                                     Value          %         Value        %         Value         %
---------------------------------------------------------------------------------------------------------------------------

FUNDS WITHHELD AT INTEREST (1)

 BY RATINGS
  AAA                                                $444.1       22.9%      $433.0      22.8%      $706.0       27.5%
  AA                                                   91.1        4.7%        90.7       4.8%       145.9        5.7%
  A                                                   558.4       28.8%       537.4      28.3%       741.7       28.8%
  BBB                                                 637.4       32.8%       628.5      33.2%       785.8       30.6%
  BB and below                                         82.8        4.3%        82.6       4.4%        78.0        3.0%
                                                      -----        ----        ----       ----        ----        ----
   Subtotal                                         1,813.8       93.5%     1,772.2      93.5%     2,457.4       95.6%
  Commercial mortgage loans                           125.9        6.5%       123.0       6.5%       112.6        4.4%
                                                     ------        ----      ------       ----       -----        ----
 TOTAL                                             $1,939.7      100.0%    $1,895.2     100.0%    $2,570.0      100.0%

-------------------------------------------------------------------------------------------------------------------------

 Weighted Average Rating                                    A                      A                      A+

-------------------------------------------------------------------------------------------------------------------------

 BY SECTOR
  U.S. Treasury securities and U.S.
   government agency obligations                      $31.9        1.6%       $26.9       1.4%       $62.2        2.4%
  Corporate securities                              1,234.0       63.6%     1,208.1      63.7%     1,631.3       63.5%
  Municipal bonds                                      30.3        1.6%        33.1       1.7%        33.0        1.3%
  Mortgage and asset-backed securities                509.4       26.3%       497.6      26.3%       595.1       23.1%
  Preferred stock                                       3.5        0.2%         3.5       0.2%         3.2        0.1%
  Commercial mortgage loans                           125.9        6.5%       123.0       6.5%       112.6        4.4%
                                                      -----        ----       -----       ----       -----        ----
     Subtotal                                       1,935.0       99.8%     1,892.2      99.8%     2,437.4       94.8%
    Cash                                                4.7        0.2%         3.0       0.2%       132.6        5.2%
                                                        ---        ----         ---       ----       -----        ----
 TOTAL                                             $1,939.7      100.0%    $1,895.2     100.0%    $2,570.0      100.0%

-------------------------------------------------------------------------------------------------------------------------

 Weighted Average Book Yield                               5.8%                    5.8%                   5.6%
 Option Adjusted Duration (years)                          5.2                     5.1                    5.1

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                         31-Mar-06               30-Jun-06
                                                  -----------------------------------------------
                                                      Market                 Market
                                                      Value         %         Value         %
-------------------------------------------------------------------------------------------------


FUNDS WITHHELD AT INTEREST (1)

 BY RATINGS
  AAA                                                  $630.5       24.9%      $504.0       23.9%
  AA                                                    146.4        5.8%       144.5        6.9%
  A                                                     736.8       29.1%       615.6       29.2%
  BBB                                                   829.5       32.8%       661.8       31.4%
  BB and below                                           78.0        3.1%        74.2        3.6%
                                                         ----        ----       -----        ----
  Subtotal                                            2,421.2       95.7%     2,000.1       95.0%
  Commercial mortgage loans                             108.0        4.3%       105.5        5.0%
                                                        -----        ----       -----        ----
 TOTAL                                               $2,529.2      100.0%    $2,105.6      100.0%

--------------------------------------------------------------------------------------------------

 Weighted Average Rating                                      A                       A

--------------------------------------------------------------------------------------------------

 BY SECTOR
  U.S. Treasury securities and U.S.
   government agency obligations                       $195.1        7.7%       $47.4        2.3%
  Corporate securities                                1,561.2       61.7%     1,381.8       65.6%
  Municipal bonds                                        31.4        1.2%        28.4        1.3%
  Mortgage and asset-backed securities                  583.2       23.1%       462.4       22.0%
  Preferred stock                                         3.3        0.1%         2.6        0.1%
  Commercial mortgage loans                             108.0        4.3%       105.5        5.0%
                                                        -----        ----       -----        ----
    Subtotal                                          2,482.2       98.1%     2,028.1       96.3%
    Cash                                                 47.0        1.9%        77.5        3.7%
                                                         ----        ----        ----        ----
 TOTAL                                               $2,529.2      100.0%    $2,105.6      100.0%

----------------------------------------------------------------------------------------------------

 Weighted Average Book Yield                                  5.7%                   5.8%
 Option Adjusted Duration (years)                             4.7                    4.5

----------------------------------------------------------------------------------------------------


(1) Consists of assets held by ceding insurers under modified coinsurance and funds withheld coinsurance arrangements

                            Scottish Re Group Limited

                  (stated in millions of United States Dollars)
                                   (unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                          30-Jun-05               30-Sep-05              31-Dec-05
                                                  -----------------------------------------------------------------------
                                                     Market                   Market                 Market
                                                     Value          %         Value        %         Value         %
-------------------------------------------------------------------------------------------------------------------------

TRIPLE X TRANSACTIONS (1)

 BY RATINGS
  AAA                                               $957.1        62.1%      $953.1      61.2%    $1,808.6       64.5%
  AA                                                 337.5        21.9%       359.3      23.1%       652.6       23.3%
  A                                                  235.3        15.3%       235.4      15.1%       330.1       11.8%
  BBB                                                  9.1         0.6%         9.3       0.6%        12.5        0.4%
  BB and below                                         0.0         0.0%         0.0       0.0%         0.0        0.0%
  Not Rated (2)                                        2.0         0.1%         0.0       0.0%         0.0        0.0%
                                                       ---         ----         ---       ----         ---        ----
 TOTAL                                            $1,541.0       100.0%    $1,557.1     100.0%    $2,803.8      100.0%

------------------------------------------------------------------------------------------------------------------------

 Weighted Average Rating                                   AA+                    AA+                     AA+

------------------------------------------------------------------------------------------------------------------------

 BY SECTOR
  U.S. Treasury securities and U.S.
   government agency obligations                      $3.0        0.2%        $9.0       0.6%       $16.7        0.6%
  Corporate securities                               195.8       12.7%       215.2      13.8%       355.6       12.7%
  Municipal bonds                                      0.0        0.0%         0.0       0.0%         1.1        0.0%
  Mortgage and asset-backed securities             1,305.2       84.7%     1,296.0      83.2%     1,471.0       52.5%
  Preferred stock                                      0.0        0.0%         0.0       0.0%         0.0        0.0%
                                                       ---        ----         ---       ----         ---        ----
    Subtotal                                       1,504.0       97.6%     1,520.2      97.6%     1,844.4       65.8%
  Cash                                                37.0        2.4%        36.9       2.4%       959.4       34.2%
                                                      ----        ----        ----       ----       -----       -----
 TOTAL                                            $1,541.0      100.0%    $1,557.1     100.0%    $2,803.8      100.0%

------------------------------------------------------------------------------------------------------------------------

 Weighted Average Book Yield                              3.9%                    4.3%                   4.5%
 Option Adjusted Duration (years)                         1.8                     1.9                    1.6

------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                         31-Mar-06               30-Jun-06
                                                  -----------------------------------------------
                                                      Market                 Market
                                                      Value         %         Value         %
-------------------------------------------------------------------------------------------------


TRIPLE X TRANSACTIONS (1)

 BY RATINGS
  AAA                                             $1,690.1       60.1%    $2,967.7       55.4%
  AA                                                 724.0       25.8%     1,414.4       26.4%
  A                                                  390.7       13.9%       857.9       16.0%
  BBB                                                  7.0        0.2%       116.1        2.2%
  BB and below                                         0.0        0.0%         0.0        0.0%
  Not Rated (2)                                        0.0        0.0%         0.0        0.0%
                                                       ---        ----         ---        ----
 TOTAL                                            $2,811.8      100.0%    $5,356.1      100.0%

----------------------------------------------------------------------------------------------

 Weighted Average Rating                                  AA+                     AA+

----------------------------------------------------------------------------------------------

 BY SECTOR
  U.S. Treasury securities and U.S.
   government agency obligations                    $44.4        1.6%       $44.0        0.8%
  Corporate securities                              386.1       13.7%       921.7       17.2%
  Municipal bonds                                     6.5        0.2%        14.3        0.3%
  Mortgage and asset-backed securities            2,187.8       77.8%     3,154.6       58.9%
  Preferred stock                                     0.0        0.0%         0.0        0.0%
                                                      ---        ----         ---        ----
    Subtotal                                      2,624.8       93.3%     4,134.6       77.2%
  Cash                                              187.0        6.7%     1,221.5       22.8%
                                                    -----        ----     -------       -----
 TOTAL                                            2,811.8      100.0%    $5,356.1      100.0%

----------------------------------------------------------------------------------------------

 Weighted Average Book Yield                              5.0%                    5.5%
 Option Adjusted Duration (years)                         1.7                     1.9

----------------------------------------------------------------------------------------------

(1) Includes assets in trust related to excess reserves, economic reserves, surplus, debt service accounts, etc.
(2) 30-Jun-05 contains one security that was purchased during Q2 2005 but was not rated until Q3 (2005)

                            Scottish Re Group Limited

            Supplemental Information - North America Life Reinsurance
                        (stated in United States Dollars)
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                      30-Jun    30-Sep     31-Dec     31-Mar     30-Jun     30-Sep     31-Dec     31-Mar     30-Jun
                                       2004      2004       2004       2005       2005       2005       2005       2006       2006
------------------------------------------------------------------------------------------------------------------------------------

Traditional life reinsurance
  inforce ($billions)                  $298.1    $307.4   $1,006.6   $1,019.1   $1,025.8   $1,023.6   $1,025.8   $1,025.0   $1,024.6

Lives covered (millions)                  7.4       7.5       14.2       13.5       13.9       13.9       13.5       14.1       14.2

Average benefit per life              $40,233   $40,927    $70,642    $75,765    $73,942    $73,740    $75,757    $72,835    $72,178

------------------------------------------------------------------------------------------------------------------------------------


          Supplemental Information - North America Financial Solutions
                 (stated in thousands of United States Dollars)
                                   (unaudited)

-------------------------------------------------------------------------------------------------------------------------------
                                       30-Jun        30-Sep       31-Dec       31-Mar       30-Jun      30-Sep       31-Dec
                                        2004          2004         2004         2005         2005        2005         2005
-------------------------------------------------------------------------------------------------------------------------------

GAAP reserves (1)
 Fixed annuities                      $2,260,630   $2,425,838   $2,472,526   $2,539,595   $2,561,582  $2,563,438   $3,187,938
 Funding agreements                      500,384      500,493      500,634      500,746      500,584     500,800      500,858
 Life insurance                          358,115      405,223      379,948      392,781      398,038     388,131      379,336
 Disabled life reserves                   75,371       73,512       72,301       68,093       69,525      67,924       65,365
 Credit life and other                    11,966       13,650       16,692       18,573       20,451      24,373       26,786
                                          ------       ------       ------       ------       ------     -------       ------
TOTAL                                 $3,206,466   $3,418,716   $3,442,101   $3,519,788   $3,550,180  $3,544,666   $4,160,283

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                                        31-Mar       30-Jun
                                         2006         2006
--------------------------------------------------------------

GAAP reserves (1)
 Fixed annuities                      $3,222,878   $3,240,312
 Funding agreements                      575,873      651,998
 Life insurance                          365,470      324,743
 Disabled life reserves                   63,067       61,521
 Credit life and other                    26,890       27,432
                                          ------       ------
TOTAL                                 $4,254,178   $4,306,006

--------------------------------------------------------------

(1) The majority of these reserves are contained in Interest Sensitive Contract Liabilities on the consolidated balance sheet. The remainder pertains to term/traditional life reserves that are categorized as Reserves for Future Policy Benefits on the consolidated balance sheet.

                            Scottish Re Group Limited

 Supplemental Information - Collateral Finance Facilities: Summary of Key Terms
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                   Collateral
                  Transaction    Consolidateed      Facility
                    Closing      in Financial      Liability
 Facility            Date         Statements?      (millions)                                Other Details
------------------------------------------------------------------------------------------------------------------------------------

HSBC I             25-Jun-04          Yes             $200       This facility provides $200 million that can be used to collateral ize reinsurance obligations under intercompany reinsurance agreements. A total return swap with HSBC Bank, USA, N.A.
                                                                 entitles us to the total return of the investment portfolio of the trust established for this facility.

------------------------------------------------------------------------------------------------------------------------------------

Stingray           12-Jan-05          No              n/a        We acquired an irrevocable put option to issue up to $325
                                                                 million of funding agreements to Stingray Investor Trust in return for the assets of a portfolio of 30-day commercial
                                                                 paper. This put option may be exercised at any time. This
                                                                 transaction may also provide collateral for Scottish Re (U.S.),
                                                                 Inc. for reinsurance obligations under intercompany quota share reinsurance agreements. This facility matures 12-Jan-15.

------------------------------------------------------------------------------------------------------------------------------------

Orkney I           11-Feb-05          Yes             $850       Orkney Holdings, LLC issued and sold an aggregate of $850
                                                                 million of floating rate insured notes due 11-Feb-35 (the
                                                                 "Orkney Notes"). Proceeds from this offering were used to fund the Regulation XXX reserve requirements for a defined block of level premium term life insurance policies issued between
                                                                 1-Jan-00 and 31-Dec-03 reinsured by Scottish Re (U.S.), Inc. to
                                                                 Orkney Re, Inc., a South Carolina special purpose captive
                                                                 insurance company. Proceeds from the Orkney Notes have been deposited into a series of trusts that collateralize the notes.

------------------------------------------------------------------------------------------------------------------------------------

Orkney II          21-Dec-05          Yes             $450       Proceeds from this offering were used to fund the Regulation
                                                                 XXX requirements for a defined block of level premium term life insurance policies issued between 1-Jan-04 and 31-Dec-04
                                                                 reinsured by Scottish Re (U.S.), Inc. to Orkney Re II plc.
                                                                 Proceeds from the Orkney II Notes have been deposited into a series of trusts that collateralize the notes.

------------------------------------------------------------------------------------------------------------------------------------

HSBC II            22-Dec-05          Yes             $486       This is a 20 year collateral finance facility that provides up to $1.0 bln of Regulation XXX collateral support for the
                                                                 business acquired from ING and can be used to collateralize reinsurance obligations under intercompany reinsurance
                                                                 agreements. A total return swap with HSBC Bank, USA, N.A.
                                                                 entitles us to the total return of the investment portfolio of the trust established for this facility.

------------------------------------------------------------------------------------------------------------------------------------

                            Scottish Re Group Limited

            Supplemental Information - Collateral Finance Facilities:
                        Summary of Key Terms - continued
                                   (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                      Collateral
                     Transaction    Consolidateed      Facility
                       Closing      in Financial      Liability
 Facility               Date         Statements?      (millions)                             Other Details
------------------------------------------------------------------------------------------------------------------------------------


Reinsurance Facility    22-Dec-05         No             n/a       This long term reinsurance facility with a third party,
                                                                   Bermuda-domiciled reinsurer provides up to $1.0 billion of
                                                                   Regulation XXX collateral support for the business acquired from
                                                                   ING. The Bermuda reinsurer provides security in the form of letters of credit and/or assets in trust equal to statutory reserves.

-----------------------------------------------------------------------------------------------------------------------------------

Ballantyne Re           2-May-06         Yes            $1,740     Ballantyne Re plc issued $1.71 billion of debt to external investors and $210 million of debt to Scottish Annuity & Life
                                                                   Insurance Co. (Cayman) Ltd. Proceeds from this offering were used to fund the Regulation XXX reserve requirements for the business acquired from ING America Insurance Holdings, Inc.
                                                                   $1.65 billion of the proceeds from the offering have been
                                                                   deposited into a series of accounts that collateralize the reserve obligations of Scottish Re (U.S.), Inc.

-----------------------------------------------------------------------------------------------------------------------------------

                            Scottish Re Group Limited

             Insurance Financial Strength Ratings (as of 2-Aug-06) *

----------------------------------------------------------------------------------------------------------------------------
                                                                                              Moody's
                                                             A.M. Best        Fitch          Investors         Standard
                       Company                               Company         Ratings          Service         & Poor's
----------------------------------------------------------------------------------------------------------------------------

Scottish Annuity and Life Insurance Co. (Cayman) Ltd.           B++            BBB+            Baa2             BBB+
Scottish Re (U.S.), Inc.                                        B++            BBB+            Baa2             BBB+
Scottish Re Ltd.                                                B++            BBB+             - -             BBB+
Scottish Re Life Corp.                                          B++            - -              - -             BBB+

----------------------------------------------------------------------------------------------------------------------------

* All ratings on negative watch


                                Analyst Coverage

------------------------------------------------------------------------------------------------------
            Firm                                      Analyst                    Phone Number
------------------------------------------------------------------------------------------------------

A.G. Edwards & Sons, Inc.                       J. Jeffrey Hopson, CFA           314-955-2640
Bear, Stearns & Co.                             Saul Martinez                    212-272-3528
Fox-Pitt Kelton                                 John Nadel                       212-857-6149
Oppenheimer & Co.                               Richard Sbaschnig, CFA           212-668-4474
UBS                                             Andrew Kligerman                 212-713-2492
Wachovia Securities                             John Hall                        212-214-8032

------------------------------------------------------------------------------------------------------

Investor Relations Contact:

Dean E. Miller
EVP & Chief Financial Officer
Scottish Re Group Limited
(441) 298-4395
dean.miller@scottishre.com